SUPPLEMENT TO THE PROSPECTUS

United Funds, Inc.

The following information replaces the disclosure regarding management of United Income Fund in the section entitled "WRIMCO and Its Affiliates":

Russell E. Thompson and James D. Wineland are primarily responsible for the day-to-day management of the portfolio of United Income Fund. Mr. Thompson has held his Fund responsibilities since February 1979. He is Senior Vice President of WRIMCO and Senior Vice President of Waddell & Reed Asset Management Company, an affiliate of WRIMCO. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Thompson has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1976 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1971.

Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO. Mr. Wineland has served as the portfolio manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1988 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since November 1984. Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

To be attached to the cover page of the Prospectus of United Funds, Inc. dated March 31, 1997, as previously supplemented.

This Supplement is dated July 1, 1997.

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